SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

American Physicians Capital, Inc.

(Exact name of registrant as specified in its charter)

Michigan
(State or other jurisdiction of incorporation)

000-32057	38-3543910
(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (517) 351-1150

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Investor Presentation

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

     American Physicians Capital, Inc. is furnishing presentation materials, included as Exhibit 99.1 to this report, which were prepared for a presentation to an institutional investor conference occurring on June 10, 2004. American Physicians Capital, Inc. is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2004	AMERICAN PHYSICIANS CAPITAL, INC.
/s/ R. Kevin Clinton R. Kevin Clinton, President, Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Investor Presentation of American Physicians Capital, Inc., dated June 10, 2004